Exhibit 15.10 CONSENT OF A QUALIFIED PERSON I, Christopher Emanuel, state that I am responsible for preparing or supervising the preparation of sections related to the mineral reserves of the S-K 1300 Technical Report Summary ArcelorMittal for Mexico's Las Truchas Property with an effective date of December 31, 2021, as signed and certified by me (the "Project Report"). ArcelorMittal has informed us that the property to which the Project Report relates is not a material property, as determined in accordance with Item 1301(c) and 1304(a)(1) of Regulation S-K. Furthermore, I state that: (a) the document that the Project Report supports is the annual report on Form 20-F for the year ended December 31, 2021 (the "Document"), and the information from the Project Report is contained the section entitled "Reserves and Resources (iron ore and coal)" of the Document (the "Document Section"); (b) I consent to the use of and references to my name and of any quotation from or summarization in the Document Section of the parts of the Project Report for which I am responsible and to the incorporation of the Document into the following registration statements: Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F- 3 (and any amendments or supplements thereto); (b) I confirm that I have read the Document Section provided on February 22, 2022, and that the Document Section fairly and accurately reflects, in the form and context in which it appears, the information in the Project Report or in the part(s) thereof for which I am responsible. Dated at Lakewood, Colorado, this 22nd day of February, 2022. /s/Christopher Emanuel [Signature of Qualified Person] Christopher Emanuel SME Registered Member 4151007-RM

CONSENT OF A QUALIFIED PERSON I, Donald E. Hulse, state that I am responsible for preparing or supervising the preparation of sections related to the mineral resources of the S-K 1300 Technical Report Summary ArcelorMittal for Mexico’s Las Truchas Property with an effective date of December 31, 2021, as signed and certified by me (the “Project Report”). ArcelorMittal has informed us that the property to which the Project Report relates is not a material property, as determined in accordance with Item 1301(c) and 1304(a)(1) of Regulation S-K. Furthermore, I state that: (a) the document that the Project Report supports is the annual report on Form 20-F for the year ended December 31, 2021 (the “Document”), and the information from the Project Report is contained the section entitled “Reserves and Resources (iron ore and coal)“ of the Document (the “Document Section”); (b) I consent to the use of and references to my name and of any quotation from or summarization in the Document Section of the parts of the Project Report for which I am responsible and to the incorporation of the Document into the following registration statements: Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto); (b) I confirm that I have read the Document Section provided on February 22, 2022, and that the Document Section fairly and accurately reflects, in the form and context in which it appears, the information in the Project Report or in the part(s) thereof for which I am responsible. Dated at Lakewood, Colorado, this 22nd day of February, 2022. /s/ Donald E. Hulse [Signature of Qualified Person] Donald E. Hulse SME Registered Member 1533190-RM Colorado PE#35269

CONSENT OF A QUALIFIED PERSON I, Christopher Emanuel, state that I am responsible for preparing or supervising the preparation of sections related to the mineral reserves of the S-K 1300 Technical Report Summary ArcelorMittal for Mexico's San José Property with an effective date of December 31, 2021, as signed and certified by me (the "Project Report"). ArcelorMittal has informed us that the property to which the Project Report relates is not a material property, as determined in accordance with Item 1301(c) and 1304(a)(1) of Regulation S-K. Furthermore, I state that: (a) the document that the Project Report supports is the annual report on Form 20-F for the year ended December 31, 2021 (the "Document"), and the information from the Project Report is contained the section entitled "Reserves and Resources (iron ore and coal)" of the Document (the "Document Section"); (b) I consent to the use of and references to my name and of any quotation from or summarization in the Document Section of the parts of the Project Report for which I am responsible and to the incorporation of the Document into the following registration statements: Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F- 3 (and any amendments or supplements thereto); (b) I confirm that I have read the Document Section provided on February 22, 2022, and that the Document Section fairly and accurately reflects, in the form and context in which it appears, the information in the Project Report or in the part(s) thereof for which I am responsible. Dated at Lakewood, Colorado, this 22nd day of February, 2022. /s/Christopher Emanuel [Signature of Qualified Person] Christopher Emanuel SME Registered Member 4151007-RM

CONSENT OF A QUALIFIED PERSON I, Mark Shutty, state that I am responsible for preparing or supervising the preparation of sections related to the mineral resources of the S-K 1300 Technical Report Summary ArcelorMittal for Mexico’s San José Property with an effective date of December 31, 2021, as signed and certified by me (the “Project Report”). ArcelorMittal has informed us that the property to which the Project Report relates is not a material property, as determined in accordance with Item 1301(c) and 1304(a)(1) of Regulation S-K. Furthermore, I state that: (a) the document that the Project Report supports is the annual report on Form 20-F for the year ended December 31, 2021 (the “Document”), and the information from the Project Report is contained the section entitled “Reserves and Resources (iron ore and coal)“ of the Document (the “Document Section”); (b) I consent to the use of and references to my name and of any quotation from or summarization in the Document Section of the parts of the Project Report for which I am responsible and to the incorporation of the Document into the following registration statements: Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto); (b) I confirm that I have read the Document Section provided on February 22, 2022, and that the Document Section fairly and accurately reflects, in the form and context in which it appears, the information in the Project Report or in the part(s) thereof for which I am responsible. Dated at Lakewood, Colorado, this 22nd day of February, 2022. /s/Mark Shutty [Signature of Qualified Person] Mark Shutty AIPG CPG 11664